                 Ellsworth Convertible Growth and Income Fund

                                     [logo]

                           2000 Semi-Annual Report
                                March 31, 2000

Ellsworth Convertible Growth and Income Fund, Inc. operates as a closed-end, diversified management investment company and invests primarily in convertible securities, with the objectives of providing income and the potential for capi-tal appreciation--which objectives the Company considers to be relatively equal, over the long-term, due to the nature of the securities in which it invests.

Highlights

Performance thru 3/31/00 (with dividends reinvested)

                                          3 Months  1 Year  5 Year   10 Year
                                          --------  ------  -------  -------
Ellsworth market value * .................   5.50%   7.57%  119.35%  270.77%
Ellsworth net asset value # ..............   9.05   21.16   138.84   288.93
Closed-end convertible fund average # ....  14.51   36.59   119.77   278.00
S&P 500 * ................................   2.29   17.94   227.15   460.97
Russell 2000 * ...........................   7.09   37.43   106.73+  229.44+
Lehman Aggregate Bond Total Return Index #   2.21    1.87    41.20   116.26

Performance data represent past results and do not reflect future performance.

* From Bloomberg L.P. pricing service.
# From Lipper, Inc. Closed-End Fund Performance Analysis.
+ Simple appreciation of index.
------------------------------------------------------------------------------

Quarterly History of NAV and Market Price

                Net Asset Values      Market Prices (AMEX, symbol ECF)
Qtr Ended    High     Low    Close       High      Low      Close
---------   ------   ------  ------     ------    -----     -----
Jun 99      $11.84   $11.15  $11.69     $ 9.94    $9.19     $9.63
Sep 99       12.18    11.18   11.23      10.00     9.06      9.38
Dec 99       11.53     9.98   11.08       9.69     8.13      8.44
Mar 00       12.30    10.64   11.99       9.38     8.44      8.81

------------------------------------------------------------------------------

Dividend Distributions (12 Months)

 Record   Payment           Capital
  Date      Date    Income   Gains   Total
--------  --------  ------  -------  ------
 5/13/99   5/27/99  $0.090  $0.000   $0.090
 8/16/99   8/30/99  $0.090  $0.000   $0.090
10/29/99  11/29/99  $0.058  $1.232   $1.290
 2/14/00   2/28/00  $0.090  $0.000   $0.090
                    ------  -------  ------
                    $0.328  $1.232   $1.560
                    ======  =======  ======

TO OUR SHAREHOLDERS

The Federal Reserve Board appears to be trying to slow down the American economy. For the year ended March 31, 2000 the economy was measured as having real growth of 5% over the preceding twelve months. Historically this is strong growth and some believe likely to lead to inflation. To prevent this, short-term interest rates have been raised in an effort to slow the economy, reduce inflationary pressures and, perhaps, reduce "irrational exuberance" in the equity markets.

There are signs that these actions are being felt as the equity markets fell in April, retail sales (less autos) were flat, and the producer price index (a measure of inflation) fell more than expected. If interest rates continue rising, the equity markets may fall further and economic activity slow.

At its April 2000 Annual meeting I was elected to the executive committee of the Closed-End Fund Association. This organization was created by a group of closed-end funds (CEFs) with the purpose of improving the visibility of CEFs as well as improving the availability of information such as daily net asset values. To this end, the association has created an extensive website at www.cefa.com as well as a small book on Closed-End Funds. As a member of the association the Fund has received several free copies of this book that are available to shareholders. The Association is also working on projects including corporate governance and independent analysis of CEFs.

In the June 2000 Mutual Funds Magazine, Ellsworth was included in the list of 5 star (top rated) convertible funds. The magazine ranked all convertible funds on a risk adjusted basis and the top 20% are given 5 stars. In its most recent edition of its Principia Pro for Closed-End Funds, Morningstar* continued to rate Ellsworth four stars (above average). Shareholders who wish a copy of Morningstar's March 31, 2000 report or the most recent report issued by Standard and Poor's should contact us.

At its April meeting the Board of Directors declared a dividend of ten cents per share. This is an increase of one cent per share from the previous dividend. It will be payable on May 30, 2000 to shareholders of record May 16, 2000.

/s/ Thomas H. Dinsmore
Chairman of the Board

May 15, 2000

* Morningstar is an analytical and statistical reporting service that reports on and rates most mutual funds.

See Important Factors Regarding Forward-Looking Statements on page 12 of this report.

LARGEST INVESTMENT HOLDINGS by underlying common stock

Principal
 Amount                                                                              Value       % Total
or Shares                                                                          (Note 1)    Net Assets
---------                                                                        -----------   ----------
3,000,000  Cable and Wireless Communications PLC.................................$ 4,271,250       3.8%
              An integrated telecommunications company operating
              throughout the United Kingdom, as well as a provider of television and Internet services.
              (exchangeable from Bell Atlantic Financial 4 1/4% due 2005)

2,000,000  Time Warner, Inc......................................................  2,617,500       2.4
              A media company with operations in entertainment, cable
              networks and publishing.
              (exchangeable from Merrill Lynch 0.25% due 2004)

2,000,000  Costco Wholesale Corp.................................................  2,436,250       2.2
              Operates wholesale membership warehouses in the United
              States, Taiwan, Canada, Korea, Japan, and the United
              Kingdom.

2,000,000  The Walt Disney Corp..................................................  2,142,500       1.9
              A media company with operations in entertainment, theme
              parks and resorts, and consumer products.
              (exchangeable from Deutsche Bank Financial 1 1/2% due 2007)

1,750,000  Nextel Communications, Inc............................................  2,091,250       1.9
              A major provider of wireless communications.

   45,000   Devon Energy Corp....................................................  2,047,500       1.8
              An independent energy company involved in oil and gas
              property acquisition, exploration, and production.

1,200,000  STMicroelectronics, N.V...............................................  2,010,750       1.8
              Designs, develops, manufactures, and markets semiconductor integrated circuits and discrete devices.

2,150,000  American Express Company..............................................  1,996,813       1.8
              Through its subsidiaries, provides travel-related, financial advisory, and international banking services around the world.
              (exchangeable from Exch. Certificate 0.625% due 2005)

1,500,000  General Electric Corp.................................................  1,993,750       1.8
              Develops and manufactures products for the utilization of
              electricity. GE also offers financial services through GE Capital
              Services, Inc. and owns the National Broadcasting Company.
              (exchangeable from CS First Boston 2 1/4% due 2003 and
              Exch. Certificate 1 1/4% due 2004)

   29,000   UnitedGlobalCom, Inc.................................................  1,932,125       1.7
              A global broadband communications provider of video, voice         -----------   ---------
              and data services.

            Total                                                                $23,539,688      21.1%
                                                                                 ===========   =========

MAJOR INDUSTRY EXPOSURE
                                                                        % Total
                                                                        Net Assets
                                                                        ----------
Technology..............................................................   17.86%
Telecommunications......................................................   13.76
Entertainment...........................................................   13.62
Energy..................................................................   12.02
Health Care & Drugs.....................................................    6.64
Retail..................................................................    6.26
Cable...................................................................    5.00
Banking.................................................................    4.41
Capital Goods...........................................................    4.10
Financial & Insurance...................................................    3.49
                                                                        ---------
Total...................................................................   87.16%

--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES by underlying common stock
Three months ended March 31, 2000
                                                                        Principal
                                                                         Amount
                                                                        or Shares
                                                                        ---------
ADDITIONS
American Express Company (exchangeable from Exch. Certificate Corp.)... 2,150,000
Cisco Systems, Inc. (exchangeable from CS First Boston, Inc.).......... 1,000,000
EMC Corp. (exchangeable from The Goldman Sachs Group, Inc.)............ 1,000,000
Human Genome Sciences, Inc............................................. 1,250,000
Juniper Networks, Inc.................................................. 1,000,000
Level 3 Communications, Inc............................................ 1,000,000
Merrill Lynch & Co., Inc. technology note (LU, NT & TXN)............... 1,500,000
Nextel Communications, Inc............................................. 1,750,000
Pinnacle Holdings, Inc................................................. 1,500,000
Sprint Corp. PCS (exchangeable from Liberty Media Group)............... 1,500,000
The Walt Disney Corp. (exchangeable from Deutsche Bank Financial, Inc.) 2,000,000
Young & Rubicam, Inc................................................... 1,000,000


REDUCTIONS
American Express Credit Corp...........................................   750,000
AT&T Corp. (exchangeable from UBS AG).................................. 1,250,000
BankAmerica Corp. (exchangeable from Jefferson-Pilot Corp.)............    20,600
Bea Systems, Inc.......................................................   500,000
Human Genome Sciences, Inc............................................. 1,875,000
Level 3 Communications, Inc............................................ 2,000,000
Lucent Technologies, Inc. (exchangeable from NatWest Markets)..........   750,000
Nextel Communications, Inc............................................. 1,000,000
Siebel Systems, Inc....................................................   500,000
Telecom Corp. of New Zealand (exch. from Bell Atlantic Financial....... 1,000,000
Vitesse Semiconductor Corp............................................. 1,000,000

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS March 31, 2000

Principal
  Amount
or Shares                                                                                      Value
----------                                                                                ------------
               ADVERTISING - 2.2%
$1,500,000     Interpublic Group Cos., Inc. 1.87% 2006 cv. sub. deb. 144A (Baa1)          $  1,509,375
 1,000,000     Young & Rubicam, Inc. 3% 2005 cv. sub. notes 144A (NR)                          937,500
                                                                                          ------------
                                                                                             2,446,875
                                                                                          ------------
               AEROSPACE - 0.9%
   825,000     Simula, Inc. 8% 2004 sr. cv. sub. notes (NR)                                    478,500
   700,000     SPACEHAB, Inc. 8% 2007 cv. sub. notes 144A (NR)                                 518,000
                                                                                          ------------
                                                                                               996,500
                                                                                          ------------
               BANKING - 4.4%
   331,000     BankAtlantic Bancorp 5 5/8% 2007 cv. sub. deb. (NR)                             211,013
    50,000 shs CNB Capital Trust I 6% SPuRS (A1)
                (exch. for CNB Bancshares, Inc. common stock)                                1,625,000
    40,000 shs National Australia Bank Ltd. 7 7/8% exch. capital units (A1)                    947,500
    25,000 shs Sovereign Capital Trust II 7 1/2% PIERS (B1)
                (exch. for Sovereign Bancorp, Inc. common stock)                             1,218,750
    30,000 shs WBK Trust 10% STRYPES * (NR)
                (exch. for Westpac Banking Corp., Ltd. common stock)                           907,500
                                                                                          ------------
                                                                                             4,909,763
                                                                                          ------------
               CABLE - 5.0%
 1,000,000     Bell Atlantic Financial Services, Inc. 4 1/4% 2005 cv. sub. deb. 144A (A1)
                (exch. for cash equiv. of Cable & Wireless Communications PLC common stock)  1,423,750
 2,000,000     Bell Atlantic Financial Services, Inc. 4 1/4% 2005 euro. cv. sub. deb. (A1)
                (exch. for cash equiv. of Cable & Wireless Communications PLC common stock)  2,847,500
    20,000 shs Cox Communications, Inc. 7% FELINE PRIDES * (Baa2)                            1,298,750
                                                                                          ------------
                                                                                             5,570,000
                                                                                          ------------
               CAPITAL GOODS - 4.1%
 1,050,000     Advanced Energy Industries, Inc. 5 1/4% 2006 cv. sub. notes (NR)              1,262,625
 1,000,000     CS First Boston, Inc. 2 1/4 % 2003 sr. medium-term exch. notes 144A (A1)
                (exch. for General Electric Corp. common stock)                              1,455,000
   500,000     Exchangeable Certificate Corp. 1 1/4% 2004 sr. medium-term exch. notes 144A
                (AAA)(exch. for General Electric Corp. common stock)                           538,750
    15,000 shs Hanover Compressor Capital Trust 7 1/4% cv. pfd. TIDES 144A (B1)
                (conv. into Hanover Compressor Company common stock)                         1,305,000
                                                                                          ------------
                                                                                             4,561,375
                                                                                          ------------
               DATA-PROCESSING SERVICES - 3.1%
 2,150,000     Exchangeable Certificate Corp. 0.625% 2005 medium-term exch. notes 144A
                (AAA)(exch. for American Express Company common stock)                       1,996,813
 1,750,000     National Data Corp. 5% 2003 cv. sub. notes (Ba3)                              1,474,375
                                                                                          ------------
                                                                                             3,471,188
                                                                                          ------------
               ELECTRIC UTILITIES - 0.7%
    20,000 shs Texas Utilities Co. 9 1/4% FELINE PRIDES * (Baa3)                               745,000
                                                                                          ------------
               ENERGY - 12.0%
    30,000 shs AES Trust III trust cv. pfd. securities (Ba3)
                (conv. into AES Corp. common stock)                                          1,914,375
    40,800 shs Apache Corp. $2.015 dep. shs. repstg. series C ACES pfd. * (Baa2)             1,838,550
    59,250 shs The Coastal Corp. 6 5/8% FELINE PRIDES * (Baa2)                               1,618,266
 1,000,000     Devon Energy Corp. 4.95% 2008 cv. sub. deb. (Baa2)
                (conv. into Chevron Corp. common stock)                                      1,002,500
 1,450,000     Diamond Offshore Drilling, Inc. 3 3/4% 2007 cv. sub. notes (Baa1)             1,649,375
    70,000     Enron Corp. 7% 2002 exch. notes * (Baa1)
                (conv. into EOG Resources, Inc. common stock)                                1,474,375
   750,000     Kerr-McGee Corp. 5 1/4% 2010 cv. sub. deb. (Baa2)                               854,063
    45,000     Kerr-McGee Corp. 5 1/2% 2004 DECS * (Baa1)
                (exch. for Devon Energy Corp. common stock)                                  2,047,500
 1,000,000     Swiss Life Financial Ltd. 2% 2005 GEMMS 144A (NR)
               (exch. for Royal Dutch Petroleum common stock)                                  983,750
                                                                                          ------------
                                                                                            13,382,754
                                                                                          ------------

PORTFOLIO OF INVESTMENTS March 31, 2000  (continued)

Principal
  Amount
or Shares                                                                                      Value
----------                                                                                ------------
               ENTERTAINMENT - 13.6%
$2,750,000     America Online, Inc. 0% 2019 cv. sub. deb. (Ba3)                           $  1,512,500
 2,000,000     Clear Channel Communications, Inc. 1 1/2% 2002 sr. cv. notes (Baa3)           1,875,000
 2,000,000     Deutsche Bank Financial, Inc. 1% 2007 sr. medium-term exch. notes (Aa3)
                (exch. for cash value of The Walt Disney Corp. common stock)                 2,142,500
 1,000,000     EchoStar Communications Corp. 4 7/8% 2007 cv. sub. notes 144A (NR)            1,833,750
 1,000,000     Imax Corp. 5 3/4% 2003 cv. sub. notes 144A (B1)                               1,121,875
 2,000,000     Merrill Lynch & Co., Inc. 0.25% 2006 series B medium-term notes (Aa3)
                (exch. for Time Warner, Inc. common stock)                                   2,617,500
 1,000,000     NTL, Inc. 5 3/4% 2009 cv. sub. notes 144A (Caa1)                              1,025,000
    20,000     The Seagram Co. Ltd. 7 1/2% 2002 adj. cv.-rate equity security units * (Ba2)  1,100,000
    29,000 shs UnitedGlobalCom, Inc. dep. shs. repstg. 7% series D sr. cum. cv. pfd. (NR)    1,932,125
                                                                                          ------------
                                                                                            15,160,250
                                                                                          ------------
               FINANCIAL & INSURANCE - 3.5%
    13,000 shs American General Delaware, L.L.C. 6% cv. A MIPS (A2)                            900,250
 1,000,000     American International Group 2 1/4% 2004 cv. notes (Aaa)                      1,565,000
   625,000     Penn Treaty American Corp. 6 1/4% 2003 cv. sub. notes (BB+)                     467,969
   575,000     Penn Treaty American Corp. 6 1/4% 2003 cv. sub. notes 144A (BB+)                430,531
    10,730     Southwest Securities Group, Inc. 5% 2004 DARTS * (NR)
                (exch. for Knight/Trimark Group, Inc. Class A common stock)                    520,405
                                                                                          ------------
                                                                                             3,884,155
                                                                                          ------------
               HEALTH CARE & DRUGS - 6.6%
   250,000     Alkermes, Inc. 3 3/4% 2007 cv. sub. notes 144A (NR)                             206,875
 2,000,000     The Bear Stearns Cos., Inc. 1% 2006 medium-term notes (A2)
                (conv. into an index comprised of Merck & Co., Inc. and Pfizer, Inc.
                 common stocks)                                                              1,586,000
   250,000     CV Therapeutics 4 3/4% 2007 cv. sub. notes 144A (NR)                            222,813
   500,000     Cor Therapeutics 5% 2007 cv. sub. notes 144A (NR)                               553,125
 2,250,000     Elan Finance Corp. 0% 2018 LYON 144A (Baa3)
                (exch. for ADR's representing Elan Corp., PLC common stock)                  1,625,625
   375,000     Human Genome Sciences, Inc. 5% 2007 cv. sub. notes 144A (NR)                    334,688
 1,250,000     Roche Holdings, Inc. 0% 2010 LYON 144A (NR)                                     711,719
   625,000     Roche Holdings, Inc. 0% 2015 LYON 144A (NR)
                (exch. for Genentech, Inc. common stock)                                       514,063
 1,000,000     Sepracor, Inc. 7% 2005 cv. notes 144A (CCC+)                                  1,310,000
   250,000     Sepracor, Inc. 7% 2005 cv. notes (CCC+)                                         327,500
                                                                                          ------------
                                                                                             7,392,408
                                                                                          ------------
               PAPER & PAPER PRODUCTS - 1.1%
    30,000     Georgia-Pacific Corp. 7 1/2% 2002  PEPS * (Baa2)                              1,258,125
                                                                                          ------------
               RETAIL - 6.3%
 1,000,000     Costco Wholesale Corp. 0% 2017 cv. sub. notes 144A (A3)                       1,218,125
 1,000,000     Costco Wholesale Corp. 0% 2017 cv. sub. notes (A3)                            1,218,125
    15,200 shs CVS Auto. Common Exch. Security Trust $4.23 TRACES * (NR)
                (exch. for CVS Corp. common stock)                                           1,035,500
    32,500 shs Dollar General Trust 8 1/2% STRYPES * (NR)
                (conv. into Dollar General Corp. common stock)                               1,218,750
   750,000     E-Toys 61/4% 2004 cv. sub. notes 144A (CCC)                                     300,000
    12,300 shs Estee Lauder Trust 6 1/4% TRACES II * (NR)
                (conv. into Estee Lauder Companies, Inc. common stock)                       1,144,669
 1,250,000     Office Depot, Inc. 0% 2007 LYON (Baa2)                                          840,625
                                                                                          ------------
                                                                                             6,975,794
                                                                                          ------------
               STAFFING SERVICES - 1.1%
 1,500,000     Interim Services, Inc. 4 1/2% 2005 cv. sub. deb. (Ba3)                        1,344,375
                                                                                          ------------

PORTFOLIO OF INVESTMENTS March 31, 2000  (continued)

Principal
  Amount
or Shares                                                                                      Value
----------                                                                                ------------
               TECHNOLOGY - 17.9%
  $250,000     Burr-Brown Corp. 4 1/4% 2007 cv. sub. notes. 144A (NR)                     $    276,250
   500,000     Citrix Systems, Inc. 0% 2019 cv. sub. deb. 144A (NR)                            474,063
 1,000,000     CS First Boston, Inc. 2% 2010 medium-term exch. notes 144A (A1)
                (exch. for Cisco Systems, Inc. common stock)                                 1,325,000
 1,500,000     CS First Boston, Inc. 1% 2006 medium-term exch. notes (A1)
                (exch. for Microsoft Corp. common stock)                                     1,582,500
   700,000     CS First Boston, Inc. 1% 2010 medium-term exch. notes (A1)
                (exch. for Sun Microsystems, Inc. common stock)                                738,500
 1,000,000     Exchangeable Certificate Corp. 0.25% 2005 medium-term exch. notes 144A
                (AAA)(exch. for Intel Corp. common stock)                                      926,250
   750,000     Exodus Communications, Inc. 4 3/4% 2008 cv. sub. notes 144A (NR)              1,564,688
 1,000,000     The Goldman Sachs Group, Inc. 0% 2003 medium-term notes, series B (A1)
                (linked to the GSTI Internet Index)                                          1,003,710
 1,000,000     The Goldman Sachs Group, Inc. 0.25% 2007 medium-term notes (A1)
                (exch. for EMC common stock)                                                 1,030,230
 1,000,000     Hewlett-Packard Co. 0% 2017 LYON 144A (Aa3)                                     755,625
   500,000     Internet Capital Group, Inc. 51/2% 2004 cv. sub. notes 144A (NR)                447,500
 1,000,000     Juniper Networks, Inc. 4 3/4% 2007 cv. sub. notes (NR)                        1,000,625
 1,500,000     Merrill Lynch & Co., Inc. 0.50% 2005 notes (Aa3)
                (exch. for specific technology common stocks +)                              1,685,625
   500,000     Rational Software 5% 2007 cv. sub. notes 144A (NR)                              618,750
   750,000     Redback Networks, Inc. 5% 2007 cv. sub. notes 144A (NR)                         725,625
 1,000,000     Sanmina Corp. 4 1/4% 2004 cv. sub. notes (B+)                                 1,635,625
   500,000     Sci Systems, Inc. 3% 2007 cv. sub. notes (Ba1)                                  580,938
   500,000     Siebel Systems, Inc. 5 1/2% 2006 cv. sub. notes. 144A (NR)                    1,322,500
 1,200,000     STMicroelectronics, N.V. 0% 2009 LYON (Baa1)                                  2,010,750
   250,000     TriQuint Semiconductor, Inc. 4% 2007 cv. sub. notes 144A (NR)                   187,500
                                                                                          ------------
                                                                                            19,892,254
                                                                                          ------------
               TELECOMMUNICATIONS - 13.8%
   750,000     American Tower Corp. 5% 2010 cv. sub. deb. 144A (NR)                            840,000
 1,000,000     Bell Atlantic Financial Services, Inc. 5 3/4% 2003 cv. sub. deb. 144A (A1)
                (exch. for cash equiv. Telecom Corp. of New Zealand common stock)            1,017,500
   800,000     CS First Boston, Inc. 1% 2008 medium-term exch. notes (A1)
                (exch. for Motorola common stock)                                              792,000
 1,000,000     Exchangeable Certificate Corp. 0.25% 2006 medium-term exch. notes 144A
                (AAA)(exch. for specific telephone and cable common stocks **)               1,241,250
 1,000,000     Level 3 Communications, Inc. 6% 2010 cv. sub. notes (Caa1)                    1,001,250
 1,500,000     Liberty Media Group 3 3/4% 2030 sr. exch. deb. 144A (Baa3)
                (exch. for Sprint Corporation PCS common stock)                              1,747,500
    25,000     MediaOne Group, Inc. 7% 2002 PIES * (Baa3)
                (exch. for ADR's representing Vodafone AirTouch PLC common stock)            1,307,813
 1,750,000     Nextel Communications, Inc. 5 1/4% 2010 cv. sr. notes 144A (B1)               2,091,250
 1,500,000     Pinnacle Holdings, Inc. 5 1/2% 2007 cv. sub. notes 144A (NR)                  1,348,125
    15,000 shs RSL Communications 7 1/2% cv. pfd. (Caa2)                                       915,000
   700,000     Tekelec 3 1/4% 2004 cv. sub. discount notes 144A (NR)                         1,500,625
 1,000,000     Telefonos De Mexico, S.A. 4 1/4% cv. sr. deb. (BB+)                           1,522,500
                                                                                          ------------
                                                                                            15,324,813
                                                                                          ------------

PORTFOLIO OF INVESTMENTS March 31, 2000  (continued)

Principal
  Amount
or Shares                                                           Value
----------                                                       ------------
               U.S. TREASURY NOTES - 0.0%
$   17,000     4 7/8% 3/31/01 ++                                 $     16,756
                                                                 ------------

               CORPORATE SHORT-TERM NOTES - 3.9%
 4,000,000     American Express Credit Corp. (P1)
               (6.10% maturing 4/5/00)                              3,996,611
                                                                 ------------

               Total Convertible Bonds and Notes - 77.8%           86,626,769
               Total Convertible Preferred Stocks - 18.5%          20,564,985
               Total Corporate Short-Term Notes - 3.6%              3,996,611
                                                                 ------------
               Total Investments - 99.9%                          111,188,365
                                                                 ------------

               Other assets and liabilities, net - 0.1%               159,359
                                                                 ------------
               Total Net Assets - 100.0%                         $111,347,730
                                                                 ============

*  See Note 1(e)
+  Ticker symbols: LU, NT & TXN
** Ticker symbols: CSCO, CMCSK, TWX, IBM, LMGa, & WCOM
++ Collateral for a letter of credit

ACES        Automatically Convertible Equity Securities
ADR         American Depositary Receipts
DARTS       Derivative Adjustable Ratio Securities
DECS        Debt Exchangeable for Common Stock
FELINE      Family of Equity-Linked Income Securities
GEMMS       Guaranteed Exchangeable Monetisation of Multiple Shares
LYON        Liquid Yield Option Note
MIPS        Monthly Income Preferred Securities
PEPS        Premium Equity Participating Securities
PIERS       Preferred Income Equity Redeemable Securities
PIES        Premium Income Exchangeable Securities
PRIDES      Preferred Redeemable Increased Dividend Equity Securities
SPuRS       Shared Preference Redeemable Securities
STRYPES     Structured Yield Product Exchangeable for Stock
TIDES       Term Income Deferrable Equity Securities
TRACES      Trust Automatic Common Exchange Securities

Ratings in parentheses by Moody's Investors Service, Inc. or Standard & Poor's, a division of McGraw-Hill Companies, Inc.

The cost of investments for federal income tax purposes is $97,925,905 resulting in gross unrealized appreciation and depreciation of $17,043,712 and $3,781,254, respectively, or net unrealized appreciation of $13,262,458 on a tax cost basis.

               See accompanying notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES (unaudited)
                                                      March 31, 2000
                                                      --------------
Assets:
  Investments at value (cost $97,925,905) (Note 1)... $  111,188,365
  Cash...............................................        230,010
  Receivable for securities sold.....................        587,604
  Dividends and interest receivable..................        511,671
  Prepaid Insurance..................................         12,237
  Deposits...........................................         15,701
                                                      --------------
  Total assets.......................................    112,545,588
                                                      --------------
Liabilities:
  Payable for securities purchased...................      1,093,175
  Accrued management fee (Note 2)....................         69,899
  Accrued expenses...................................         34,784
                                                      --------------
               Total liabilities.....................      1,197,858
                                                      --------------
Net Assets........................................... $  111,347,730
                                                      ==============
Net assets consist of:
  Undistributed net investment income................ $      857,470
  Undistributed net realized gain from investment
   transactions......................................     11,327,013
  Unrealized appreciation on investments.............     13,262,458
  Capital shares (Note 3)............................         92,866
  Additional paid-in capital.........................     85,807,923
                                                      --------------
Net Assets........................................... $  111,347,730
                                                      ==============
Net asset value per share
 ($111,347,730 / 9,286,638 outstanding shares)....... $        11.99
                                                      ==============

------------------------------------------------------------------------

STATEMENT OF OPERATIONS (unaudited)
Six Months Ended March 31, 2000
Investment Income (Note 1):
  Interest...............................................$ 1,563,035
  Dividends..............................................    763,669
                                                         -----------
     Total Income........................................  2,326,704
                                                         -----------
Expenses (Note 2):
  Management fee.........................................    366,081
  Custodian..............................................     12,288
  Transfer agent.........................................     14,977
  Professional fees......................................     66,682
  Directors' fees........................................     47,250
  Reports to shareholders................................     45,791
  Treasurer's office.....................................     12,500
  Other..................................................     61,156
                                                         -----------
     Total Expenses......................................    626,725
                                                         -----------
Net Investment Income....................................  1,699,979
                                                         -----------
Realized and Unrealized Gain on Investments:
  Net realized gain from investment transactions.........  11,331,65
  Net increase in unrealized appreciation of investments   7,847,217
  Net gain on investments................................  19,178,87
                                                         -----------
  Net Increase in Net Assets Resulting from Operations...$ 20,878,84
                                                         ===========

     See accompanying notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                    Six Months Ended     Year Ended
                                                                     March 31, 2000*  September 30, 1999
                                                                    ----------------  ------------------
Increase in net assets from operations:
  Net investment income.............................................    $  1,699,979     $  2,801,861
  Net realized gain from investment transactions....................      11,331,653       10,525,513
  Net change in unrealized appreciation of investments..............       7,847,217        1,575,266
                                                                    ----------------  ------------------
   Net change in net assets resulting from operations...............      20,878,849       14,902,640
                                                                    ----------------  ------------------
Dividends to shareholders from:
  Net investment income.............................................      (1,332,707)      (2,684,269)
  Net realized gain on investments..................................     (10,534,568)     (10,656,426)
                                                                    ----------------  ------------------
   Total dividends..................................................     (11,867,275)     (13,340,695)
                                                                    ----------------  ------------------
Capital share transactions (Note 3)
  Value of shares issued on reinvestment of distributions...........       7,092,766        7,039,766
  Cost of shares purchased..........................................        (796,631)               0
                                                                    ----------------  ------------------
   Change in net assets resulting from capital share transactions...       6,296,135        7,039,766
                                                                    ----------------  ------------------
Increase in net assets..............................................      15,307,709        8,601,711
                                                                    ----------------  ------------------
Net assets at beginning of period...................................      96,040,021       87,438,310
                                                                    ----------------  ------------------
Net assets at end of period (including undistributed net
 investment income of $857,470 and $490,195, respectively)..........    $111,347,730     $ 96,040,021
                                                                    ================  ==================

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of common stock outstanding:

                                           Six Months
                                             Ended               YEARS ENDED September 30,
Per Share Operating Performance:           March 31, 2000   1999    1998    1997    1996    1995
                                           --------------  ------ -------  ------- ------- -------
Net asset value, beginning of period.......   $11.23       $11.18  $13.33  $11.80  $10.76  $ 9.72
Net investment income......................     0.18         0.33    0.35    0.40    0.43    0.48
Net realized and unrealized gain (loss)....     1.96         1.40   (0.65)   2.59    1.37    1.30
                                           --------------  ------ -------  ------- ------- -------
  Total from investment operations.........     2.14         1.73   (0.30)   2.99    1.80    1.78
Less Distributions:
Dividends from net investment income.......    (0.15)       (0.32)  (0.37)  (0.40)  (0.47)  (0.51)
Distributions from realized gains..........    (1.23)       (1.36)  (1.48)  (1.06)  (0.29)  (0.23)
                                           --------------  ------ -------  ------- ------- -------
  Total distributions......................    (1.38)       (1.68)  (1.85)  (1.46)  (0.76)  (0.74)
                                           --------------  ------ -------  ------- ------- -------
Net asset value, end of period.............   $11.99       $11.23  $11.18  $13.33  $11.80  $10.76
                                           ==============  ====== =======  ======= ======= =======
Market value, end of period................   $ 8.81       $ 9.38  $10.00  $11.25  $ 9.88  $ 9.13
Net assets, end of Total Investment Return:   111,348      96,040  87,438  94,822  78,395  69,769
    Based on net asset value**.............    20.47%       16.42% (2.39%) 27.77%  17.43%  19.50%
    Based on market value+.................     9.26%       10.39%  5.21%  30.93%  17.13%  18.95%
Ratios/Supplemental Data:
Ratio of expenses to average net assets....    1.3%++          1.1%   1.1%   1.20%   1.20%   1.20%
Ratio of net investment income to
  average net assets.......................    3.4%++          3.0%   3.0%   3.40%   3.90%   5.00%
Portfolio turnover rate....................     65%            67%    59%     71%     70%     44%

 * Unaudited
** Assumes valuation of the Fund's shares, and reinvestment of dividends, at net asset values.
 + Assumes valuation of the Fund's shares at market price and reinvestment of dividends at actual reinvestment price.
++ Annualized

See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

1.  Significant Accounting Policies
Ellsworth Convertible Growth and Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

(a)  Security Valuation
Investments in securities traded on a national securities exchange are valued at market using the last reported sales price. Securities traded in the over-the-counter market and listed securities for which no sales were reported are valued at the mean between closing reported bid and asked prices. Where no closing prices are available, value is determined by management, with the approval of the Board of Directors.

(b)  Securities Transactions and Related Investment Income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest of $9,995 was earned on cash balances held by the custodian of the Fund's assets during the six months ended March 31, 2000.

(c)  Federal Income Taxes
It is the policy of the Fund to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income or excise taxes is believed necessary.

(d)  Dividends and Distributions to Shareholders
The liability for dividends and distributions payable is recorded on the ex-dividend date.

(e)  Market Risk
It is the Fund's policy to invest the majority of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund's investments include features which render them more sensitive to price changes in their underlying securities. Thus they expose the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock. The market value of those securities was $17,515,203 at March 31, 2000, representing 15.7% of net assets.

2.  Management Fee and Other Transactions with Affiliates
The management fee is paid to the investment adviser, Davis-Dinsmore Management Company (the "Adviser"). The contract provides for payment of a monthly advisory fee, computed at an annual rate of 1/2 of 1% of the first $100,000,000 and 3/4 of 1% of the excess over $100,000,000 of the Fund's net asset value in such month. The annual fee is subject to reduction to the extent that the ordinary expenses of the Fund (excluding taxes and interest) exceed 1.5% of the first $100,000,000 and 1% of the excess over $100,000,000 of the average of the monthly net asset values of the Fund for the year.

The Adviser furnishes investment advice, office equipment and facilities, and pays the salaries of all executive officers of the Fund, except that the costs associated with personnel and certain non-personnel expenses of the office of the Treasurer up to a maximum of $25,000 a year are reimbursed by the Fund. Such reimbursements amounted to $12,500 for the six months ended March 31, 2000. The officers of the Fund are also directors, officers or employees of the Adviser, and are compensated by the Adviser.

The Fund has adopted a Director deferred compensation arrangement, which allows the Directors to defer the receipt of all or a portion of Director Fees payable on or after October 31, 1998. The amount of these fees will remain an asset of the Fund. The Fund will be obligated to pay these fees, with interest, to the Directors who have elected to defer receipt of their fees on a future date or dates specified by the Directors, or as determined under the terms of the arrangement.

3.  Portfolio Activity
At March 31, 2000 there were 9,286,638, shares of $.01 par value common stock outstanding (20,000,000 shares authorized). During the six months ended March 31, 2000, 828,352 shares were issued in connection with reinvestment of dividends from net investment income and capital gains, resulting in an increase in paid-in capital of $7,092,766. Also, 92,500 capital shares were purchased for $796,631. The amount paid was 22% less than the net asset value of the shares.

Purchases and sales of investments, exclusive of corporate short-term notes, aggregated $64,156,398 and $65,473,981, respectively, for the six months ended March 31, 2000.

A distribution of $0.10 per share from net investment income was declared on April 19, 2000, payable May 30, 2000 to shareholders of record at the close of business May 16, 2000.

MISCELLANEOUS NOTES

Results of the 2000 Annual Shareholders Meeting
The results of the shareholder vote at the Annual Meeting of Shareholders held on January 21, 2000, were:

1. All directors nominated by management were elected for terms expiring in
2003.
                        Shares Voted for     Shares withheld
                        ----------------     ---------------
William A. Benton          4,872,733             304,150
George R. Lieberman        4,830,448             346,435
Jane D. O'Keeffe           4,872,721             304,162

2. The selection of PricewaterhouseCoopers LLP as independent accountants was ratified with 4,856,021 shares voted for, 179,245 shares voted against and 141,617 shares abstaining.

(a) The proposal to replace two fundamental policies which restrict the making of loans, with one policy which prohibits personal loans or loans to persons who control the Company or who are under common control with the Company passed, as 3,943,100 shares voted for, 341,151 shares voted against, 214,290 shares abstaining and 678,342 shares were broker non-votes.

(b) The proposal to delete the fundamental policy that limits the Company's investment in warrants to under 5% of its total assets and under 2% of its assets in unlisted warrants passed, as 3,896,340 shares voted for, 389,090 shares voted against, 213,111 abstaining and 678,342 shares were broker non-votes.

(c) The proposal to delete the clause that limits investment in securities issued by one issuer to under 10% of its outstanding voting securities, and retain the balance of the fundamental policy which limits the purchase of securities of companies which have less than three years continuous operations to 5% of total assets passed, as 3,918,653 shares voted for, 358,747 shares voted against, 221,141 abstaining and 678,342 shares were broker non-votes.

(d) The proposal to replace the fundamental policy that prohibits the purchase or sale of real estate and interests in real estate limited partnerships and securities issued by real estate investment trusts with one which, while prohibiting direct investment in real estate, allows investment in real estate-related securities passed, as 3,906,381 shares voted for, 368,634 shares voted against, 223,526 abstaining and 678,342 shares were broker non-votes.

(e) The proposal to change the fundamental policy that prohibits investment in oil, gas or other mineral exploration or development programs to a non-fundamental policy that, while prohibiting direct investment in such programs, allows the Company to invest in issuers that engage in transactions involving such exploration or development programs passed, as 3,927,493 shares voted for, 363,190 shares voted against, 207,858 shares abstaining and 678,342 shares were broker non-votes.

The proposal to amend the Articles of Incorporation that would give shareholders the right to tender their shares during the current fiscal year did not pass, as 1,509,045 shares voted for, 2,627,874 shares voted against, 361,622 shares abstaining and 678,342 shares were broker non-votes.
-----------------------------------------------------------------------------
IMPORTANT FACTORS REGARDING FORWARD-LOOKING STATEMENTS
The letter to Shareholders contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements which reflect the intent, belief or expectations of the Company, its management and the Adviser regarding the anticipated effect of events, circumstances and trends should be considered forward-looking statements. These forward-looking statements are not guarantees of future performance and there are a number of meaningful factors which could cause the Company's results to vary materially from those indicated by any such statements. Factors which could cause actual results to differ from expectations include, among others, a decline in economic activity, changes in individuals' savings rates, a decline in productivity or new products, changes in the Federal Reserve Board's monetary policy, an increase in interest rates, inflation or taxes, changes to foreign and domestic markets in general or changes to the market for convertible securities.

BOARD OF DIRECTORS

GORDON F. AHALT                Petroleum Consultant
WILLIAM A. BENTON              Retired Stock Exchange Specialist
ELIZABETH C. BOGAN             Senior Lecturer in Economics at Princeton
                                 University
THOMAS H. DINSMORE, C.F.A.     Chairman of the Board of Ellsworth
DONALD M. HALSTED, JR.         Investor
GEORGE R. LIEBERMAN            Retired Advertising Executive
DUNCAN O. MCKEE                Retired Attorney
JANE D. O'KEEFFE               President of Ellsworth
NICOLAS W. PLATT               Public Relations Executive

OFFICERS

THOMAS H. DINSMORE             Chairman of the Board
JANE D. O'KEEFFE               President
SIGMUND LEVINE                 Senior Vice President and Secretary
H. TUCKER LAKE                 Vice President, Trading
GERMAINE M. ORTIZ              Vice President
GARY I. LEVINE                 Treasurer and Assistant Secretary
MERCEDES A. PIERRE             Assistant Treasurer

------------------------------------------------------------------------

Investment Advisor
Davis-Dinsmore Management Company
65 Madison Avenue, Morristown, NJ 07960-7308
(973) 631-1177
http://www.bcvecf.com
email: info@bcvecf.com

Shareholder Services and Transfer Agent
The Bank of New York
Shareholder Relations Department-11E
P.O Box 11258, Church Street Station
New York, NY 10286-1258
(800) 432-8224
http://stkxfer.bankofny.com

Common Stock Listing
American Stock Exchange Symbol: ECF
-------------------------------------------------------------------------
Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase shares of Ellsworth Convertible Growth and Income Fund, Inc. Common Stock from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.
-------------------------------------------------------------------------
The Company is a member of the Closed-End Fund Association (CEFA) website: www.cefa.com

         ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.
                         65 MADISON AVENUE
                  MORRISTOWN, NEW JERSEY 07960

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